Exhibit 10.38

EXECUTION COPY

[ARCH COAL]

THIRD AMENDMENT TO AMENDED AND

RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 11, 2011, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).

RECITALS

1.             The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of February 24, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2.             The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.         Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.         Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)           Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following definition:

“Sales Agency Agreements” means each of (i) the Customer Relations and Marketing Services Agreement, dated as of January 1, 2006, between Arch Sales and the Originators from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time and (ii) the Customer Relations and Marketing Services Agreement, dated as of June 15, 2011, between Arch Sales and the Originators from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time.

(b)           Exhibit I to the Agreement is hereby amended by deleting the following definition:

“International Coal Group Receivable” means any indebtedness and other obligations owed to International Coal Group, Inc. or any Subsidiary thereof, the Transferor or Arch Sales, in each case, arising in connection with the sale of goods or the rendering of services by International Coal Group, Inc. or any Subsidiary thereof, or Arch Sales, as agent, on behalf of International Coal Group, Inc. or such Subsidiary; it being understood and agreed that neither any Originator nor the Transferor shall constitute a Subsidiary of International Coal Group, Inc. for such purposes.

(c)           The definition of “Receivable” set forth in Exhibit I to the Agreement is amended by deleting the following proviso from the end thereof:

; provided, however, that “Receivable” shall not include any International Coal Group Receivable.

(d)           The definition of “Transaction Documents” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Transaction Documents” means the Agreement, the Lock-Box Agreements, each Fee Letter, the Purchase and Sale Agreement, the Sale and Contribution Agreement, the Performance Guaranty, each Sales Agency Agreement and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with the Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Agreement.

SECTION 3.         Post-Closing Covenants. Each of the Seller and the Servicer hereby covenant and agree as follows:

(a)           No later than 10 Business Days following the date hereof, the Seller and the Servicer shall, and shall cause each Additional Originator (as defined in Joinder Agreement) and the Transferor to, instruct all Obligors to deliver payments on the Pool Receivables originated by any Additional Originator to a Lock-Box Account and to cease delivering any payments to account number 4212851905 or lockbox number 951782 (collectively, the “Subject Accounts”) at PNC (the “Subject Bank”).

(b)           No later than 10 Business Days following the date hereof, the Seller and the Servicer shall cause all Collections on the Pool Receivables originated by any Additional Originator that are received in any Subject Account to be automatically (and without any further action, notice to or consent of the Seller and the Servicer) wire transferred to a Lock-Box Account on each Business Day.

(c)           Promptly, but in any event within 30 days following written request from the Administrator to the Seller or the Servicer, solely at the expense of the Seller, the Seller and the Servicer shall cause to be delivered to the Administrator a fully executed Lock-Box Agreement with the Subject Bank and covering the Subject Account, in form and substance satisfactory to the Administrator.

2

(d)           Notwithstanding anything to the contrary set forth the Agreement or any other Transaction Document, the failure of either the Seller or the Servicer to timely perform any of its respective obligations under this Section 3 shall constitute a Termination Event under the Agreement with no grace period.

SECTION 4.         Temporary Amendment.  Pursuant to Sections 1(f) and 2(f) of Exhibit IV of the Agreement as well as Section 7.2(a) of the Purchase and Sale Agreement and Section 7.2(a) of the Sale and Contribution Agreement, each of the Seller, the Servicer the Transferor and each Originator are required to at all times instruct all Obligors to deliver payments on the Pool Receivables to a Lock-Box Account.  The Administrator, each of the Purchasers and each of the Purchaser Agents hereby acknowledge and agree that so long as neither the Seller nor the Servicer have breached any of the covenants set forth in Section 3 above, no Termination Event, Unmatured Termination Event, Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Sale and Contribution Termination Event or Unmatured Sale and Contribution Termination Event shall occur solely as a result of the Seller, the Servicer, any Additional Originator or the Transferor failing to instruct any Obligor to deliver any payments on the Pool Receivables originated by any Additional Originator to any Lock-Box Account prior to 10 Business Days following the date hereof.

SECTION 5.         Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a)           Representations and Warranties.  The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)           Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)           No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 6.         Effect of Amendment; Ratification.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other

3

than as specifically set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 7.         Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by the Administrator of (a) favorable opinions of counsel to the Seller, the Originators and the Servicer covering such matters as the Administrator may reasonably request, including, without limitation, certain organizational, enforceability, bankruptcy and UCC perfection and priority matters and (b) duly executed counterparts of each of the following: (i) this Amendment, (ii) that certain Second Amendment to Purchase and Sale Agreement, dated as of the date hereof, between the Originators and the Transferor and (iii) that certain Joinder Agreement, dated as of the date hereof (the “Joinder Agreement”), between certain of the Originators and the Transferor.

SECTION 8.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

SECTION 10.       Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 11.       Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 12.       Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[SIGNATURES BEGIN ON NEXT PAGE]

4

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC, as
Seller

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President and Treasurer

ARCH COAL SALES COMPANY, INC., as
Servicer

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President and Treasurer

Third Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Third Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Richard Munsick
Name:	Richard Munsick
Title:	Senior Vice President

Third Amendment to A&R RPA (Arch Coal)

MARKET STREET FUNDING LLC,
as a Conduit Purchaser and as a Related Committed
Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Third Amendment to A&R RPA (Arch Coal)

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

Third Amendment to A&R RPA (Arch Coal)

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Related Committed Purchaser and as a
Purchaser Agent

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

Third Amendment to A&R RPA (Arch Coal)

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as an LC Participant

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

Third Amendment to A&R RPA (Arch Coal)

ACKNOWLEDGED AND AGREED:

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Treasurer

Third Amendment to A&R RPA (Arch Coal)